Exhibit 10.52

[Korean Language Redacted]

THE SECURITIES REPRESENTED HEREBY HAVE BEEN OFFERED IN AN OFFSHORE TRANSACTION TO A PERSON WHO IS NOT A U.S. PERSON (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”).

THE SECURITIES REPRESENTED HEREBY HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT AND, AS SUCH, THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, HYPOTHECATED OR EXERCISED (AS APPLICABLE) IN THE ABSENCE OF SUCH REGISTRATION IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITIES REPRESENTED HEREBY AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

OPTION AGREEMENT

THIS OPTION AGREEMENT, dated as of March 9, 2006, is executed by and between MagnaChip Semiconductor LLC, a Delaware limited liability company (the “Company”), and Robert Krakauer (the “Grantee”), pursuant to the MagnaChip Semiconductor LLC Equity Incentive Plan (the “Plan”). Capitalized terms that are not defined herein shall have the meanings given to such terms in the Plan.

WHEREAS, the Company desires to grant options to purchase its Common Units (the “Common Units”) to certain employees of its wholly-owned subsidiary, MagnaChip Semiconductor, Ltd. (“MagnaChip Korea”);

WHEREAS, the Company has adopted the Plan in order to effect such grants; and

WHEREAS, the Grantee is an employee as contemplated by the Plan, and the Committee has determined that it is in the interest of the Company to grant these options to the Grantee.

NOW, THEREFORE, in consideration of the premises and subject to the terms and conditions set forth herein and in the Plan, the parties hereto agree as follows:

1. Confirmation of Grant.

(a) Confirmation of Grant. The Company hereby evidences and confirms the grant to the Grantee, effective as of March 9, 2006 (the “Grant Date”), of options to purchase from the Company the number of Common Units (the “Options”) at the exercise price per Common Unit (the “Option Price”) as follows:

Option Price	Number of Units
US$ 1.50	185,000
Total	185,000

(b) Options Subject to Plan. The Options granted pursuant to this Agreement are subject in all respects to the Plan, all of the terms of which are made a part of and incorporated into this Agreement. By signing this Agreement, the Grantee acknowledges that the Grantee has been provided a copy of the Plan and has had the opportunity to review such Plan. . In the event of a conflict between the terms and conditions of the Plan and this Option Agreement, the terms and conditions of the Plan shall prevail.

(c) Character of Options. The Options granted hereunder are non-qualified options and not intended to be “incentive stock options” within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended.

2. Exercisability.

(a) Vesting Provisions. An installment of 25% of the Common Units subject to the Options shall become vested and exercisable upon the earlier of: (i) the date of the first closing of a firmly underwritten public offering for any equity securities of the Company, and (ii) the date as designated in the sole discretion of the Equity Compensation Committee of the Company’s Board of Directors as the date upon which the unitholders of the Company as of October 6, 2004, have achieved a 2.5x return on their investment (the “First Vesting Event”). The remaining 75% of the Common Units subject to the Options shall become vested and exercisable as to 25% of such Common Units on each of the first three successive annual anniversaries of the First Vesting Event, subject to the Grantee’s continous employment with MagnaChip Korea from the Grant Date to each such vesting date.

(b) Normal Expiration Date. Unless the Options earlier terminate in accordance with Section 4, the Options shall terminate on the tenth anniversary of the Grant Date (the “Normal Expiration Date”). Once Options have become vested and exerciseable pursuant to this Section 2, such Options may be exercised, subject to the provisions hereof, at any time and from time to time until the Normal Expiration Date.

3. Method of Exercise and Payment.

All or part of the exercisable Options may be exercised by the Grantee upon (a) the Grantee’s written notice to the Company of exercise (on such Exercise Notice as provided by the Company, a form of which is attached hereto as Exhibit A), (b) the Grantee’s payment of the Option

Price in full at the time of exercise (i) in cash or cash equivalents or (ii) in accordance with such procedures or in such other form as the Committee shall from time to time determine and (c) the Grantee’s execution of a joinder to the LLC Agreement (if the Grantee is not then a party to such agreement) in order to become a party to such agreement with respect to the Common Units issuable upon the exercise of such Options.

4. Termination of Employment.

(a) Upon termination of the Grantee’s employment, the Options shall be exercisable only in accordance with the terms of the Plan. Notwithstanding anything else contained herein to the contrary, the Committee may at any time extend the post-termination exercise period of all or any portion of the Options up to and including, but not beyond, the Normal Expiration Date of such Options.

(b) Upon any termination of the Grantee’s employment prior to a Public Offering, the Company shall have the right to purchase all or any of the Common Units acquired by the Grantee upon exercise of any of the Options (whether acquired before or after such termination) for a cash payment equal to the Fair Market Value of such Common Units on the date of repurchase, provided that if the Grantee’s employment is terminated for Cause, then the cash payment shall be equal to the lower of the Fair Market Value and the Option Price of the Common Units so purchased. The Company’s repurchase right under this provision shall terminate ninety days after the termination of the Grantee’s employment.

5. Tax Withholding.

Whenever Common Units are to be issued pursuant to the exercise of an Option or any cash payment is to be made hereunder, the Company shall have the power to withhold, or require the Grantee to remit to the Company, an amount sufficient to satisfy national, federal, state, and local withholding tax requirements relating to such transaction, and the Company may defer payment of cash or issuance of Common Units until such requirements are satisfied.

6. Nontransferability of Awards or Common Units.

Unless the Committee shall permit (on such terms and conditions as it shall establish) Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to be transferred, no Options or Common Units acquired by the Grantee upon exercise of any of the Options may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Grantee may transfer Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to an immediate family member or family trust, which such family member or family trust shall not be permitted to further transfer such Options or Common Units other than back to the Grantee; further provided that the restrictions on the transfer of Common Units acquired by the Grantee upon exercise of any of the Options shall lapse on the 181st day after a Public Offering. Following the Grantee’s death, all rights with respect to Options that were exercisable at the time of the Grantee’s death and have not terminated may be exercised by his designated beneficiary, his estate or such transferee as permitted by the Committee.

7. Beneficiary Designation.

The Grantee may from time to time name any beneficiary or beneficiaries (who may be named contingently or successively) by whom any right under the Plan and this Agreement is to be exercised in case of his death. Each designation will revoke all prior designations by the Grantee, shall be in a form reasonably prescribed by the Committee, and will be effective only when filed by the Grantee in writing with the Committee during his lifetime. If no beneficiary is named, or if a named beneficiary does not survive the Grantee, the Successor Holder may exercise the Grantee’s rights under the Plan.

8. Requirements of Law.

The issuance of Common Units pursuant to the Options shall be subject to all applicable laws, rules and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required. Such issuance may be delayed, if necessary, to comply with applicable laws, including the U.S. federal securities laws and any applicable state or foreign securities laws, and no Common Units shall be issued upon exercise of any Options granted hereunder, if such exercise would result in a violation of applicable law.

9. No Guarantee of Employment.

Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any of its subsidiaries to terminate the Grantee’s employment at any time, or confer upon the Grantee any right to continue in the employ of MagnaChip Korea.

10. No Rights as Securityholder.

Except as otherwise required by law, the Grantee shall not have any rights as a securityholder with respect to any Common Units covered by the Options granted hereby until such time as the Common Units issuable upon exercise of such Options have been so issued.

11. Acknowledgements and Representations and Warranties of the Grantee.

(a) The Grantee acknowledges, understands and agrees that:

(i) None of the Options nor any Common Units that may be acquired by the Grantee upon exercise of any of the Options (together, the “Securities”) have been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons (as defined in subsection (c) below), except in accordance with the provisions of Regulation S of the Securities Act (“Regulation S”), pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(ii) Grantee will only offer, transfer or sell the Securities in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act;

(iii) Grantee will not engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act;

(iv) The Company will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the Securities Act or pursuant to an available exemption from the registration requirements of the Securities Act; and

(v) The Company and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Option Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Grantee shall promptly notify the Company.

(b) The Grantee represents and warrants to the Company that:

(i) The Grantee is not a U.S. Person and the Grantee is not acquiring the Securities for the account or benefit of, directly or indirectly, any U.S. Person; and

(ii) The Grantee is outside the United States when receiving and executing this Option Agreement and is acquiring the Securities for investment only and not with a view to resale or distribution and, in particular, it has no intention to distribute either directly or indirectly any of the Securities in the United States or to U.S. Persons.

(c) For purposes of this Option Agreement, “U.S. Person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. Person; (iv) any trust of which any trustee is a U.S. Person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of or account of a U.S. Person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any non-U.S. jurisdiction and (B) formed by a U.S. Person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined below) who are not natural persons, estates or trusts.

12. Interpretation; Construction.

Any determination or interpretation by the Committee under or pursuant to this Agreement shall be final and conclusive on all persons affected hereby. Except as otherwise expressly provided in the Plan, in the event of a conflict between any term of this Agreement and the terms of the Plan, the terms of the Plan shall control.

13. Amendments.

The Committee shall have the right, in its sole discretion, to alter or amend this Agreement, from time to time, as provided in the Plan in any manner for the purpose of promoting the objectives of the Plan, provided that no such amendment shall in any manner adversely affect the Grantee’s rights under this Agreement without the Grantee’s consent. Subject to the preceding sentence, any alteration or amendment of this Agreement by the Committee shall, upon adoption thereof by the Committee, become and be binding and conclusive on the Grantee without requirement for the Grantee’s consent or other action. The Company shall give written notice to the Grantee of any such alteration or amendment of this Agreement as promptly as practicable after the adoption thereof. This agreement may also be amended by a written agreement executed by both the Company and the Grantee.

14. Miscellaneous.

(a) Notices. All notices and other communications required or permitted to be given under this Agreement shall be in writing and shall be deemed to have been given if delivered personally or sent by certified or express mail, return receipt requested, postage prepaid, or by any recognized international equivalent of such mail delivery, to the Company, or the Grantee, as the case may be, at the following addresses or to such other address as the Company or the Grantee, as the case may be, shall specify by notice to the others:

(i) if to the Company:

c/o MagnaChip Semiconductor Ltd.

891 Daechi-dong, Gangnam-gu

Seoul, 135-738 Korea

Attn: General Counsel

Fax: 82-2-3459-3898

(ii) if to the Grantee, to the Grantee at the address as reflected in the Company’s books and records.

All such notices and communications shall be deemed to have been received on the date of delivery if delivered personally or on the third business day after the mailing thereof.

(b) Binding Effect; Benefits. This Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective successors and assigns. Nothing in this Agreement, express or implied, is intended or shall be construed to give any person other than the parties to this Agreement or their respective successors or assigns any legal or equitable right, remedy or claim under or in respect of any agreement or any provision contained herein.

(c) Waiver. Either party hereto may by written notice to the other (i) extend the time for the performance of any of the obligations or other actions of the other under this Agreement,

(ii) waive compliance with any of the conditions or covenants of the other contained in this Agreement and (iii) waive or modify performance of any of the obligations of the other under this Agreement. Except as provided in the preceding sentence, no action taken pursuant to this Agreement, including, without limitation, any investigation by or on behalf of either party, shall be deemed to constitute a waiver by the party taking such action of compliance with any representations, warranties, covenants or agreements contained herein. The waiver by either party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any preceding or succeeding breach and no failure by either party to exercise any right or privilege hereunder shall be deemed a waiver of such party’s rights or privileges hereunder or shall be deemed a waiver of such party’s rights to exercise the same at any subsequent time or times hereunder.

(d) Entire Agreement. This Agreement, together with the Plan, is the entire agreement of the parties with respect to the subject matter hereof and supersedes all other prior agreements, understandings, documents, statements, representations and warranties, oral or written, express or implied, between the parties hereto and their respective affiliates, representatives and agents in respect of the subject matter hereof.

(e) Applicable Law. THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAW OF THE STATE OF DELAWARE WITHOUT REGARDS TO CONFLICTS OF LAWS PROVISIONS.

(f) Section and Other Headings. The section and other headings contained in this Agreement are for reference purposes only and shall not affect the meaning or interpretation of this Agreement.

(g) Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

IN WITNESS WHEREOF, the Company and the Grantee have duly executed this Agreement as of the date first above written.

MAGNACHIP SEMICONDUCTOR LLC

By:	/s/ Dr. Youm Huh
Name:	Dr. Youm Huh
Title:	Chief Executive Officer and President

GRANTEE

/s/ Robert Krakauer
Name:	Robert Krakauer

Exhibit A

Form of Exercise Notice

MAGNACHIP SEMICONDUCTOR LLC

EQUITY INCENTIVE PLAN

EXERCISE NOTICE

MagnaChip Semiconductor LLC

c/o MagnaChip Semiconductor, Ltd.

891 Daechi-dong, Gangnam-gu

Seoul, 135-738 Korea

Attention: General Counsel

1. Exercise of Option. Effective as of today,                     , 200    , the undersigned (“Grantee”) hereby elects to exercise Grantee’s option to purchase              Common Units (the “Common Units”) of MagnaChip Semiconductor LLC (the “Company”) under and pursuant to the Company’s Equity Incentive Plan (the “Plan”) and the Option Agreement dated,                     , 200     (the “Option Agreement”). Capitalized terms not defined herein shall have the meanings given to such terms in the Plan and/or the Option Agreement.

2. Delivery of Payment. Grantee herewith delivers to the Company the full purchase price of the Common Units, as set forth in the Option Agreement in such form as permitted by the Option Agreement and the Plan.

3. Representations of Grantee. Grantee acknowledges that Grantee has received, read and understood the Plan and the Option Agreement and agrees to abide by and be bound by their terms and conditions.

4. Rights as a Unitholder. Until the issuance of the Common Units (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive allocations of profits or losses or any other rights as a Member shall exist with respect to the Common Units, notwithstanding the exercise of the Option. The Common Units shall be issued to the Grantee as soon as practicable after the Option is exercised. No adjustment shall be made for a dividend or other right for which the record date is prior to the date of issuance except as provided in Section 12(a) of the Plan.

5. Delivery of Other Documents. As a condition to the exercise of this Option, Grantee shall complete, sign and deliver with this Exercise Notice (i) a signature page for the Company’s Securityholders’ Agreement and the Company’s Operating Agreement in the form as attached hereto as Exhibit A-1, (ii) provided that the Common Units have not been registered under the Securities Act, the Investment Representation Statement in the form attached hereto as Exhibit B, and (iii) and any other documents required by the Company of its holders of Common Units.

6. Non-Transferability of the Common Units. Pursuant to Section 6 of the Option Agreement, unless the Committee shall permit (on such terms and conditions as it shall establish) Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to be transferred, no Options or Common Units acquired by the Grantee upon exercise of any of the Options may be sold, transferred, pledged, assigned or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution; provided that the Grantee may transfer Options and/or Common Units acquired by the Grantee upon exercise of any of the Options to an immediate family member or family trust, which such family member or family trust shall not be permitted to further transfer such Options or Common Units other than back to the Grantee; further provided that the restrictions on the transfer of Common Units acquired by the Grantee upon exercise of any of the Options shall lapse on the 181st day after a Public Offering. Following the Grantee’s death, all rights with respect to Options that were exercisable at the time of the Grantee’s death and have not terminated may be exercised by Grantee’s designated beneficiary, Grantee’s estate or such transferee as permitted by the Committee.

7. Lock-Up Period. Grantee hereby agrees that Grantee shall not offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, lend, or otherwise transfer or dispose of, directly or indirectly, any Common Units (or the securities into which the Common Units are converted or other securities) of the Company or enter into any swap, hedging or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Common Units (or the securities into which the Common Units are converted or other securities) of the Company held by Grantee (other than those included in the registration) for a period specified by the representative of the underwriters of Common Units (or the securities into which the Common Units are converted or other securities) of the Company not to exceed one hundred eighty (180) days following the effective date of any registration statement of the Company filed under the Securities Act.

Grantee agrees to execute and deliver such other agreements as may be reasonably requested by the Company or the underwriter which are consistent with the foregoing or which are necessary to give further effect thereto. In addition, if requested by the Company or the representative of the underwriters of Common Units (or the securities into which the Common Units are converted or other securities) of the Company, Grantee shall provide, within ten (10) days of such request, such information as may be required by the Company or such representative in connection with the completion of any public offering of the Company’s securities pursuant to a registration statement filed under the Securities Act. The obligations described in this Section shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to a Commission Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. The Company may impose stop-transfer instructions with respect to the Common Units (or the securities into which the Common Units are converted or other securities) subject to the foregoing restriction until the end of said one hundred eighty (180) day period. Grantee agrees that any transferee of the Options or units acquired pursuant to the Options shall be bound by this Section.

8. Tax Consultation. Grantee understands that Grantee may suffer adverse tax consequences as a result of Grantee’s purchase or disposition of the Common Units. Grantee represents that Grantee has consulted with any tax consultants Grantee deems advisable in connection with the purchase or disposition of the Common Units and that Grantee is not relying on the Company for any tax advice.

9. Restrictive Legends and Stop-Transfer Orders.

(a) Legends. Grantee understands and agrees that the Company shall cause the legends set forth below or legends substantially equivalent thereto, to be placed upon any certificate(s) evidencing ownership of the Common Units together with any other legends that may be required by the Company or by state or federal securities laws:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), AND, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND, AS SUCH, THEY MAY NOT BE OFFERED FOR SALE, SOLD OR OTHERWISE, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED UNLESS AND UNTIL REGISTERED UNDER THE ACT OR, IN THE OPINION OF COMPANY COUNSEL SATISFACTORY TO THE ISSUER OF THESE SECURITIES, SUCH OFFER, SALE OR TRANSFER, PLEDGE OR HYPOTHECATION IS IN COMPLIANCE THEREWITHIN THE ABSENCE OF SUCH REGISTRATION IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.

THE COMMON UNITS REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE COMMON UNITS, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE COMMON UNITS.

(b) Stop-Transfer Notices. Grantee agrees that, in order to ensure compliance with the restrictions referred to herein, the Company may issue appropriate “stop transfer” instructions to its transfer agent, if any, and that, if the Company transfers its own securities, it may make appropriate notations to the same effect in its own records.

(c) Refusal to Transfer. The Company shall not be required (i) to transfer on its books any Common Units that have been sold or otherwise transferred in violation of any of the provisions of this Exercise Notice or (ii) to treat as owner of such Common Units or to accord the right to vote or pay dividends to any purchaser or other transferee to whom such Common Units shall have been so transferred.

10. Successors and Assigns. The Company may assign any of its rights under this Exercise Notice to single or multiple assignees, and this Exercise Notice shall inure to the benefit of the successors and assigns of the Company. Subject to the restrictions on transfer herein set forth, this Exercise Notice shall be binding upon Grantee and Grantee’s heirs, executors, administrators, successors and assigns.

11. Interpretation. Any dispute regarding the interpretation of this Exercise Notice shall be submitted by Grantee or by the Company forthwith to the Administrator which shall review such dispute at its next regular meeting. The resolution of such a dispute by the Administrator shall be final and binding on all parties. For purposes of interpretation and resolving ambiguities, this Exercise Notice, as executed in English, shall prevail over any translation.

12. Governing Law; Severability. This Exercise Notice is governed by the internal substantive laws, but not the choice of law rules, of the State of Delaware. In the event that any provision hereof becomes or is declared by a court of competent jurisdiction to be illegal, unenforceable or void, this Exercise Notice will continue in full force and effect.

13. Entire Agreement. The Plan and Option Agreement are incorporated herein by reference. This Exercise Notice (including all exhibits hereto), the Plan, the Option Agreement, the Company’s Securityholders’ Agreement and the Company’s Operating Agreement constitute the entire agreement of the parties with respect to the subject matter hereof and supersede in their entirety all prior undertakings and agreements of the Company and Grantee with respect to the subject matter hereof, and may not be modified adversely to the Grantee’s interest except by means of a writing signed by the Company and Grantee.

Date Received:
Submitted by:	Accepted by:
GRANTEE:	MAGNACHIP SEMICONDUCTOR LLC

Signature	Signature

Print Name	Print Name

Title
Grantee’s Address:

EXHIBIT A-1 TO EXERCISE NOTICE

JOINDER TO SECURITYHOLDERS’ AGREEMENT AND OPERATING AGREEMENT

This Joinder Agreement (this “Joinder Agreement”) is made as of the date written below by the undersigned (the “Joining Party”) in accordance with (i) the Second Amended and Restated Securityholders’ Agreement dated as of October 6, 2004, by and among, MagnaChip Semiconductor LLC (the “Company”), CVC Capital Partners Asia Pacific LP, Asia Investors LLC, CVC Capital Partners Asia II Limited, Citigroup Venture Capital Equity Partners, L.P., CVC Executive Fund LLC, CVC/SSB Employee Fund, L.P., CVC Co-Investors (as defined therein), Francisco Partners, L.P., Francisco Partners Fund A, L.P., Peninsula Investment Pte. Ltd., Hynix Semiconductor Inc., and Management Investors (as defined therein) (the “Securityholders’ Agreement”), as the same may be amended from time to time and (ii) the Operating Agreement (as defined in the Securityholders’ Agreement). Capitalized terms used, but not defined, herein shall have the meaning ascribed to such terms in the Securityholders’ Agreement.

The Joining Party hereby acknowledges, agrees and confirms that, by its execution of this Joinder Agreement, the Joining Party shall be deemed to be a party to the Securityholders’ Agreement and the Operating Agreement as of the date hereof and shall have all of the rights and obligations of (i) a “Securityholder” under the Securityholders’ Agreement as if it had executed the Securityholders’ Agreement and (ii) a “Member” under the Operating Agreement as if it had executed the Operating Agreement. The Joining Party hereby ratifies, as of the date hereof, and agrees to be bound by, all of the terms, provisions and conditions contained in the Securityholders’ Agreement and the Operating Agreement.

IN WITNESS WHEREOF, the undersigned has executed this Joinder Agreement as of                     , 200    .

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Membership Interests Transferred:

Common Units

GRANTEE:

Signature

Print Name

Grantee’s Address:

Agreed and Accepted by:
MAGNACHIP SEMICONDUCTOR LLC

By:
Name:
Title:

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EXHIBIT B TO EXERCISE NOTICE

INVESTMENT REPRESENTATION STATEMENT

GRANTEE:

COMPANY:	MagnaChip Semiconductor LLC

SECURITY:	Common Units

AMOUNT:

DATE:

Effective as of the date set forth above, in connection with the purchase of the above-listed Securities (the “Securities”), the undersigned Grantee hereby represents and warrants to MagnaChip Semiconductor LLC (the “Company”) the following:

(A) Grantee is not a U.S. person, not voting on behalf of or acquiring the Securities for the account or benefit of any U.S. person and will acquire the Securities in an offshore transaction (each such term having the meaning set forth in Regulation S under the U.S. Securities Act of 1933, as amended (the “Securities Act”)).

For purposes of the above representation, “U.S. person” means: (i) any natural person resident in the United States; (ii) any partnership or corporation organized or incorporated under the laws of the United States; (iii) any estate of which any executor or administrator is a U.S. person; (iv) any trust of which any trustee is a U.S. person; (v) any agency or branch of a foreign entity located in the United States; (vi) any non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of or account of a U.S. person; (vii) any discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated, or (if an individual) resident in the United States; and (viii) any partnership or corporation if (A) organized or incorporated under the laws of any non-U.S. jurisdiction and (B) formed by a U.S. person principally for the purpose of investing in securities not registered under the Securities Act, unless it is organized or incorporated, and owned, by accredited investors (as defined below) who are not natural persons, estates or trusts.

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(B) Grantee agrees not to engage in hedging transactions with regard to the Securities unless in compliance with the Securities Act.

(C) Grantee understands that no public market currently exists for the Securities and that there are no assurances that any such market will be created.

(D) Grantee acknowledges that certificates representing the Securities will bear the following legend, in addition to any legends otherwise required:

“THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED FOR INVESTMENT AND HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY STATE SECURITIES LAWS AND, AS SUCH, THEY MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF SUCH REGISTRATION IN THE UNITED STATES OR TO OR FOR THE ACCOUNT OR BENEFIT OF U.S. PERSONS EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE SECURITIES ACT, PURSUANT TO ANOTHER AVAILABLE EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OR PURSUANT TO REGISTRATION UNDER THE SECURITIES ACT. THE HOLDER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE AGREES NOT TO ENGAGE IN HEDGING TRANSACTIONS WITH REGARD TO THE SECURITIES UNLESS IN COMPLIANCE WITH THE SECURITIES ACT.”

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“THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AS SET FORTH IN THE EXERCISE NOTICE BETWEEN THE ISSUER AND THE ORIGINAL HOLDER OF THESE SECURITIES, A COPY OF WHICH MAY BE OBTAINED AT THE PRINCIPAL OFFICE OF THE ISSUER. SUCH TRANSFER RESTRICTIONS ARE BINDING ON TRANSFEREES OF THESE SECURITIES.”

(E) Grantee acknowledges and agrees that:

(i) The Securities have not been, and there is no assurance that the Securities will ever be, registered under the Securities Act, and in issuing the Securities to Grantee, the Company is relying upon the “safe harbor” provided by Regulation S under the Securities Act;

(ii) It is a condition to the availability of the Regulation S “safe harbor” that the Securities not be offered or sold in the United States or to a U.S. person until the expiration of a period of one year following the purchase of the Securities (the “Distribution Compliance Period”);

(iii) Until the expiration of the Distribution Compliance Period:

(a) Grantee has not and will not solicit offers to buy, offer for sale or sell any of the Common Units or any beneficial interest therein in the United States or to or for the account of a U.S. person;

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(b) Notwithstanding the foregoing, prior to the expiration of the Distribution Compliance Period, the Common Units may be offered and sold by Grantee only if: (A) the offer or sale is within the United States or for the account of a U.S. person (as such terms are defined in Regulation S), the Common Units are offered and sold pursuant to an effective registration statement or pursuant to an exemption from the registration requirements of the Securities Act; or (B) the offer and sale is outside the United States and to other than a U.S. person; and

(c) The foregoing restrictions are binding upon subsequent transferees of the Securities, except for transferees pursuant to an effective registration statement. Grantee agrees that after the Distribution Compliance Period, the Securities may be offered or sold within the United States or to or for the account of a U.S. person only pursuant to applicable securities laws.

(iv) Grantee has not engaged, nor is Grantee aware that any party has engaged, and Grantee will not engage or cause any third party to engage, in any directed selling efforts (as such term is defined in Regulation S) in the United States with respect to the Securities;

(v) Grantee is not a “distributor” (as defined in Regulation S) or a “dealer” (as defined in the Securities Act); and

(vi) Grantee acknowledges that the Company shall make a notation in its stock books regarding the restrictions on transfer set forth in this Section (E) and shall transfer such Securities on the books of the Company only to the extent consistent herewith. In particular, Grantee acknowledges that the Company shall refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Securities Act or pursuant to an available exemption from registration.

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(F) Grantee will notify any purchaser of the Securities from Grantee of the restrictions relating to the Securities noted herewith.

(G) Grantee has full power and authority to deliver this Investment Representation Statement in relation to the Grantee’s purchase of the Securities.

(H) Grantee acknowledges that the Company and is entitled to rely on the truth and accuracy of the foregoing representations and warranties and that the foregoing representations and warranties will survive Grantee’s admission as a member of the Company.

(I) Grantee acknowledges that these representations and warranties may be translated into one or more languages other than English. In case of any inconsistency between the English version of these representations and warranties and a version in any other language, the English version shall prevail. In the event Grantee executes and delivers a non-English version of these representations and warranties, such execution and delivery will also be deemed to be execution and delivery of the English version of these representations and warranties.

(J) Grantee represents and warrants that the above acknowledgements, representations and agreements are true and accurate as of the date hereof. Grantee also agrees to inform the Company should any of the information contained in these representations and warranties cease to be true and/or accurate. Grantee acknowledges that in the event it does not inform the Company of any change to the information contained in these representations and warranties, the Company and its respective professional advisers will be entitled to continue to rely on the truth and accuracy of the foregoing representations and warranties until and including the date the Grantee purchases the Securities.

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GRANTEE:

Signature

Print Name

Grantee’s Address:

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